UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	May 27, 2011

MFA FINANCIAL, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	1-13991	13-3974868
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

350 Park Avenue, 21st Floor, New York, New York 10022
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, Including Area Code:	(212) 207-6400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) On May 27, 2011, the Audit Committee (the “Audit Committee”) of the Board of Directors of MFA Financial, Inc. (the “Company”) approved the dismissal of Ernst & Young LLP (“Ernst & Young”) as the Company’s independent registered public accounting firm, effective immediately.

Ernst & Young’s reports on the Company’s financial statements for the fiscal years ended December 31, 2010 and 2009 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2010 and 2009, and the subsequent interim period through May 27, 2011, there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young would have caused Ernst & Young to make reference thereto in its reports on the Company’s consolidated financial statements for such years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

On May 31, 2011, the Company provided Ernst & Young with a copy of this Form 8-K and requested that Ernst & Young provide the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Ernst & Young agrees with the above disclosures. A copy of Ernst & Young’s letter, dated June 2, 2011, is attached as Exhibit 16.1 to this Form 8-K.

(b)   On May 27, 2011, the Audit Committee approved the appointment of KPMG LLP (“KPMG”) as the Company’s new independent registered public accounting firm, effective immediately, following the conclusion of a formal review of proposals to perform independent audit services for the fiscal year ended December 31, 2011 from a number of firms, including KPMG.  As of the date of this report, KPMG is in the process of its standard client evaluation procedures and has not accepted the engagement.  During the two fiscal years ended December 31, 2010 and 2009, and the subsequent interim period through May 27, 2011, neither the Company, nor anyone on its behalf, consulted KPMG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the financial statements of the Company, and no written report or oral advice was provided to the Company by KPMG that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated June 2, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MFA FINANCIAL, INC.

By:	/s/ Timothy W. Korth
Timothy W. Korth
General Counsel and Senior Vice President

Date: June 2, 2011